SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                October 1, 1999


                           CHARTER ONE FINANCIAL, INC.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)




    DELAWARE                       0-16311                      34-1567092
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(State or other                (Commission File              (IRS Employer
 jurisdiction of                   Number)                   Identification No.)
 incorporation)


1215 SUPERIOR AVENUE, CLEVELAND, OHIO                              44114
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (216) 566-5300
                                                     ---------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     On October 1, 1999, Charter One Financial, Inc. ("Charter One") issued the press release included as Exhibit 99.1 to this report and incorporated by reference herein, announcing the consummation of its merger (the "Merger") with St. Paul Bancorp, Inc. ("St. Paul"), which included the merger of Charter One Bank, F.S.B. ("Charter One Bank"), a wholly owned subsidiary of Charter One, with St. Paul Federal Bank for Savings ("St. Paul Bank"), a wholly owned subsidiary of St. Paul. The Merger was consummated pursuant to an Agreement and Plan of Merger(the "Merger Agreement") dated as of May 17, 1999. Upon the Merger, each share of common stock, $0.01 par value, of St. Paul was converted into the right to receive .99225 shares of common stock, $0.01 par value, of Charter One ("Charter One Common Stock"). No fractional shares were issued. Cash was paid in lieu of issuing any fractional share interest.

     Charter One's Registration Statement on Form S-4 (File No. 333-85207) (the "Registration Statement"), sets forth information regarding the Merger including the effective time and manner of the Merger, a description of the assets involved, the nature and amount of consideration paid, the method used for determining the amount of such consideration, the nature of any material relationships, the nature of St. Paul's business and Charter One's intended use of the assets acquired in the Merger.

Item 5. OTHER EVENTS

     SPECIAL MEETING OF STOCKHOLDERS. On September 30, 1999, Charter One issued the press release included as Exhibit 99.2 to this report and incorporated by reference herein, announcing the approval of the issuance of shares of Charter One Common Stock required in connection with the Merger by its stockholders at a Special Meeting of Stockholders held on September 30, 1999. The following is a record of the vote to issue the shares required for the Merger:


      FOR            AGAINST        ABSTAIN       BROKER NON-VOTES
   ----------       ---------       -------       ----------------
 126,063,235         931,567        334,533              0

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired.

          The Consolidated Financial Statements, and the notes thereto, of St. Paul (Commission File No. 0-15580) are contained in St. Paul's Annual Report on Form 10-K for the fiscal year ended December 30, 1998 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31 and June 30, 1998, and are incorporated by reference herein.

     (b)  Pro forma financial information.

          The Unaudited Pro Forma Combined Financial Statements of Charter One and St. Paul are contained on pages 57 through 64 of the Registration Statement and are incorporated herein by reference.

     (c)  Exhibits.

          The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CHARTER ONE FINANCIAL, INC.



Date: October 15, 1999              By:   /s/ Robert J. Vana
                                          ----------------------------
                                          Robert J. Vana
                                          Chief Corporate Counsel and
                                          Corporate Secretary

                                  EXHIBIT INDEX

EXHIBIT
  NO.                         DESCRIPTION


23.1            Consent of Ernst & Young LLP.

23.2            Consent of Grant Thornton LLP.

99.1            Press Release of Charter One, dated October 1, 1999.

99.2            Press Release of Charter One, dated September 30, 1999.

                                                                    Exhibit 23.1







                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in Registration Statements (Form S-8 Nos. 33-23805, 33-61273, 333-33259, 333-42823, 333- 33169, 333-70007,
333-65137, 333-67431 and 333-85207) of Charter One Financial, Inc. of our report dated January 28, 1999, with respect to the consolidated financial statements of St. Paul Bancorp, Inc. incorporated by reference to its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Exchange Commission.



/s/Ernst & Young LLP
--------------------
Ernst & Young LLP

Chicago, Illinois
October 12, 1999

                                                                    Exhibit 23.2





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our report dated January 23, 1998, except for Note 18 as to which the date is March 15, 1998, on the consolidated financial statements of Beverly Bancorporation, Inc. and Subsidiaries (not presented separately) as of December 31, 1997 and for each of the two years in the period ended December 31, 1997, included in the Annual Report on Form 10-K of St. Paul Bancorp, Inc. for the year ended December 31, 1998. We hereby consent to the incorporation by reference of the aforementioned report in the Registration Statement Nos. 33-23805, 33-61273, 333-33259, 333-42823, 333-33169, 333-70007, 333-65137,
333-67431 and 333-85207 of Charter One Financial, Inc. on Forms S-8.


                                    /s/ Grant Thornton
                                    --------------------
                                    Grant Thornton LLP





Chicago, Illinois
October 12, 1999

                                                                    Exhibit 99.1

                                  PRESS RELEASE

             CHARTER ONE/ST. PAUL BANCORP, INC. MERGER COMPLETED

CLEVELAND, Ohio, October 1, 1999 -- Charter One Financial, Inc. (NASDAQ:COFI) and St. Paul Bancorp, Inc. (NASDAQ:SPBC) announced today that the merger of the two companies has been completed and is effective as of the close of business today. Each share of St. Paul common stock will be exchanged for .99225 shares of Charter One common stock, increasing the number of Charter One's outstanding shares to approximately 212 million. Cash will be paid in lieu of any fractional share interests at the rate of $23.125, the closing price of Charter One's common stock on September 30, 1999.

Following the merger, Charter One will be among the 30 largest publicly traded bank holding companies, with approximately $31 billion in assets and more than 400 retail branch offices in Ohio, Michigan, western and upstate New York,
Illinois, Vermont and Massachusetts. Additionally, Charter One Mortgage Corporation, the Bank's mortgage banking subsidiary, operates 40 loan production offices across 12 states, and Charter One Auto Finance, the Bank's indirect auto finance subsidiary, generates loans in nine states.

                                                                    Exhibit 99.2

                                  PRESS RELEASE

             CHARTER ONE/ST. PAUL MERGER APPROVED BY SHAREHOLDERS


CLEVELAND, Ohio, September 30, 1999 -- Charter One Financial, Inc. (NASDAQ:COFI) and St. Paul Bancorp, Inc. (NASDAQ:SPBC) announced today that the shareholders of each company approved the merger earlier today and that the merger is scheduled to be effective as of the close of business tomorrow, October 1, 1999. At the close of business tomorrow, each share of St. Paul common stock will be exchanged for .99225 shares of Charter One common stock, increasing the number of Charter One's outstanding shares to approximately 212 million (including shares being issued today in conjunction with Charter One's 5% stock dividend). Cash will be paid in lieu of any fractional share interests using the closing price of Charter One's common stock today, September 30, 1999.

Following the merger, Charter One will be among the 30 largest publicly traded bank holding companies, with approximately $31 billion in assets and more than 400 retail branch offices in Ohio, Michigan, western and upstate New York,
Illinois, Vermont and Massachusetts. Additionally, Charter One Mortgage Corporation, the Bank's mortgage banking subsidiary, operates 40 loan production offices across 12 states, and Charter One Auto Finance, the Bank's indirect auto finance subsidiary, generates loans in nine states.